UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2010

ENERGY COMPOSITES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52397	88-0409170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Commerce Drive, Wisconsin Rapids, WI  54494
(Address of principal executive offices) (Zip Code)

(715) 421-2060
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 8, 2010, the Board of Directors of Energy Composites Corporation agreed to temporarily reduce the warrant exercise price of its outstanding warrants to $2.50 per share effective March 22, 2010 through and including May 6, 2010.  On May 7, 2010, the warrant exercise price of then outstanding warrants will return to their original price.

The exercise of the warrants should not have a dilutive effect on the company, as the warrants have been outstanding since 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY COMPOSITES CORPORATION
March 22, 2010	By: /s/ Samuel W. Fairchild
Samuel W. Fairchild
Chief Executive Officer